UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address Not Applicable1
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933 and Securities Exchange Act of 1934, each as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at InCorp Services, Inc., 9107 West Russell Road Suite 100, Las Vegas, NV, 89148-1233, or to the email address: ir@creditriskmonitor.com

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The stockholders of CreditRiskMonitor.com, Inc. (the “Company”) voted on the following proposals at the 2025 Annual Meeting of Stockholders held on September 18, 2025:

1.	The election of four directors to serve one-year terms expiring at the 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	An advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement;

3.	A proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

4.	An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

For more information about the four proposals that were voted on at the Annual Meeting, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on August 21, 2025.

The voting results for each of the proposals are as follows:

Proposal 1. Each nominee for director was duly elected to serve a one-year term expiring at the 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Director Nominees	For	Against	Withheld	Broker Non-Votes
Jerome S. Flum	6,598,959	0	297,000	1,180,944
Lisa Reisman	6,764,533	0	131,426	1,180,944
Joshua M. Flum	6,599,459	0	296,500	1,180,944
Lawrence Fensterstock	6,867,373	0	28,586	1,180,944

Proposal 2. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

For:	6,732,866
Against:	127,578
Abstain:	35,515
Broker Non-Votes:	1,180,944

Proposal 3. The stockholders approved the proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For:	8,072,471
Against:	313
Abstain:	4,119
Broker Non-Votes:	0

Proposal 4. The advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers received the following votes:

One Year:	548,596
Two Years:	234,737
Three Years:	6,112,623
Abstain:	3

In accordance with the results of the non-binding advisory vote on the frequency of the advisory vote on executive compensation and the Board of Directors’ (“Board”) previous recommendation (as set forth in the definitive proxy statement for the Annual Meeting filed with the SEC on August 21, 2025), the Board determined that the Company will hold “say-on-pay” advisory votes on named executive officer compensation every three years until the next required vote on the frequency of such “say-on-pay” votes or until the Board determines that it is in the best interest of the Company to hold such vote with a different frequency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: September 22, 2025	By:	/s/ Michael I. Flum
Michael I. Flum
Chief Executive Officer and President